                                                                   EXHIBIT 10.56


MASTER AGREEMENT
                                                 CNP, INC.
                                                 1465 Northside Drive, Suite 222
                                                 Atlanta, Georgia 30318
Agreement Number: _____________

Date: ___________________


This Master Agreement ("Agreement") is between CNP, INC. (a Delaware Corporation) on behalf of itself and its affiliated companies (collectively "CNP") and ARTISTDIRECT, INC. (a Delaware corporation) (hereinafter "Licensee" or "Customer").

ALL REFERENCES TO "AGREEMENT" SHALL MEAN THIS SIGNATURE PAGE, THE TERMS AND CONDITIONS, THE ATTACHMENTS LISTED BELOW ("ATTACHMENTS") AND ALL OTHER AGREEMENTS BETWEEN THE PARTIES THAT MAY FROM TIME TO TIME BE INCORPORATED HEREIN.


              ATTACHMENTS                           CNP'S INITIALS/CUSTOMER'S INITIALS

       o  Terms and Conditions                                      / /s/ KY
                                                             -------  ------

       o  Hosted Platform License Agreement                         / /s/ KY
                                                             -------  ------

       o  Professional Services Agreement                           / /s/ KY
                                                             -------  ------

       o  Mutual Non-Disclosure Agreement                           / /s/ KY
                                                             -------  ------

       o  Platform License and Maintenance Agreement                / /s/ KY
                                                             -------  ------

       o  Preferred Escrow Agreement                                /
                                                             -------  ------



By executing this Agreement, Customer acknowledges that it has reviewed the terms and conditions incorporated into this Agreement and agrees to be legally bound by the same. The parties hereby cause this Agreement to be executed by their duly authorized representative.

ACCEPTED AND AGREED:

ARTISTDIRECT, INC.                        CNP, INC.


By:     /s/ KEITH YOKOMOTO                By:     /s/ CHRIS MELTON
       -------------------------------           -------------------------------

Name:   Keith Yokomoto                    Name:
       -------------------------------           -------------------------------

Title:  President                         Title:  CEO
       -------------------------------           -------------------------------

Date:   8/14/01                           Date:   8/10/2001
       -------------------------------           -------------------------------


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                    CNP, Inc. o Proprietary and Confidential

                              TERMS AND CONDITIONS


1. General. The following terms and conditions ("Terms and Conditions") provide for terms that are common to this Agreement, including all Attachments. In the event of a conflict between these Terms and Conditions and any Attachment, the Attachment will control, unless expressly stated to the contrary.

2. Definitions. As used in this Agreement, and in addition to any other terms defined in this Agreement, the following terms will have the following meanings:
(i) "Services" means collectively, all services provided by CNP under this Agreement, whether provided directly to Customer or to Customer's employees, and Customer's contract employees, and whether designated as a part of the support services, maintenance services, professional services, or otherwise; (ii) "CNP Technology" means the content, materials, and technology developed and owned by CNP as more particularly set forth on the Attachments; (iii) "Third Party Technology" means technology provided by CNP to Customer which is licensed by a third party to Customer or sublicensed by CNP to Customer; (iv) "Technology" means collectively, the CNP Technology and the Third Party Technology; (v) "Deliverables" means collectively, the Services, technology associated with the Services, and all applicable documentation and ancillary materials for such technology; and (vi) "Customer Content" means the content and other materials provided or made available by Customer to CNP for use in connection with the Technology or otherwise identified under the Professional Services Agreement.

3. Rights Reserved. Customer acknowledges and agrees that CNP or its third party suppliers own all right, title and interest to all intellectual property and proprietary rights in the Technology. Customer acknowledges that the Technology is confidential information, trade secret and proprietary information of CNP or its suppliers and that the source code for the Technology will not be provided by CNP except as otherwise expressly set forth under this Agreement. Customer further agrees not to lease, license, sell, sublicense or otherwise transfer the Technology or decompile, reverse compile, or reverse engineer the Technology; except as otherwise expressly set forth under this Agreement.

4. Confidential Information. The confidentiality terms agreed to by the parties under this Agreement or in an Attachment shall apply. All Deliverables shall be deemed confidential and proprietary information of the owner of such Deliverables. All Customer Content shall be deemed confidential and proprietary information of Customer or its licensors.


5. Competitors. *****


6. Payment. All invoices submitted to Customer by CNP are payable in full within fifteen (15) days after Customer's receipt of an invoice. All amounts shall be payable in U.S. dollars. Customer shall pay interest on all overdue amounts at the rate of the lesser of (i) one and one-half percent (1-1/2%) per month; or
(ii) the maximum rate permitted by law. Any and all fees, retainers, expenses, reimbursements or other amounts paid by Customer to CNP under this Agreement shall be non-refundable. The amounts due under this Agreement do not include any amount for taxes, duties or other similar assessments. If any sales taxes, use taxes, excise taxes, value added taxes, duties or other similar amounts (except for taxes based upon CNP's net income) are assessed against or required to be collected in connection with this Agreement, Customer agrees to pay all such amounts. Customer shall not deduct from payments to CNP any amounts paid or payable to third parties for taxes, duties, etc., however designated.

7. WARRANTY DISCLAIMER. OTHER THAN AS EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER CNP, ITS AFFILIATES, LICENSORS OR SUPPLIERS, THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, SHAREHOLDERS, AGENTS OR REPRESENTATIVES, NOR CUSTOMER, ITS AFFILIATES, LICENSORS, OR SUPPLIERS, THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, SHAREHOLDERS, AGENTS OR REPRESENTATIVES MAKE ANY EXPRESS OR IMPLIED WARRANTIES, CONDITIONS, OR REPRESENTATIONS TO EACH OTHER, OR ANY OTHER PERSON OR ENTITY WITH RESPECT TO THE DELIVERABLES PROVIDED HEREUNDER OR OTHERWISE REGARDING THIS AGREEMENT, WHETHER ORAL OR WRITTEN, EXPRESS, IMPLIED OR STATUTORY. WITHOUT LIMITING THE FOREGOING, ANY IMPLIED WARRANTY OR CONDITION OF MERCHANTABILITY, THE IMPLIED WARRANTY AGAINST INFRINGEMENT, AND THE IMPLIED WARRANTY OR CONDITION OF FITNESS FOR A PARTICULAR PURPOSE ARE EXPRESSLY EXCLUDED AND DISCLAIMED. STATEMENTS MADE BY CNP'S SALES REPRESENTATIVES OR IN PROMOTIONAL MATERIALS DO NOT CONSTITUTE WARRANTIES.

8. LIMITATION OF REMEDY. IN NO EVENT WILL EITHER PARTY, ITS AFFILIATES, LICENSORS OR SUPPLIERS, OR ANY OF THEIR OFFICERS, DIRECTORS, EMPLOYEES, SHAREHOLDERS, AGENTS OR REPRESENTATIVES BE LIABLE TO THE OTHER


[*] Confidential information has been omitted and separately filed with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


--------------------------------------------------------------------------------
                    CNP, Inc. o Proprietary and Confidential
                                     Page 2

PARTY, OR ANY OTHER PERSON OR ENTITY FOR ANY INDIRECT, INCIDENTAL, SPECIAL, EXEMPLARY, PUNITIVE, OR CONSEQUENTIAL DAMAGES OR LOSS OF GOODWILL IN ANY WAY RELATING TO THIS AGREEMENT OR RESULTING FROM THE USE OF OR INABILITY TO USE THE DELIVERABLES OR THE PERFORMANCE OR NON-PERFORMANCE OF ANY SERVICES, INCLUDING THE FAILURE OF ESSENTIAL PURPOSE, EVEN IF EACH PARTY HAS BEEN NOTIFIED OF THE POSSIBILITY OR LIKELIHOOD OF SUCH DAMAGES OCCURRING, AND WHETHER SUCH LIABILITY IS BASED ON CONTRACT, TORT, NEGLIGENCE, STRICT LIABILITY, PRODUCTS LIABILITY OR OTHERWISE.

9. MAXIMUM LIABILITY. EXCEPT FOR THE PARTIES' RESPECTIVE INDEMNIFICATION OBLIGATIONS UNDER SECTIONS 10 AND 11, MISUSE OF THE OTHER PARTY'S INTELLECTUAL PROPERTY, AND/OR BREACHES OF THE CONFIDENTIALITY PROVISIONS OF THIS AGREEMENT, IN NO EVENT WILL EITHER PARTY'S LIABILITY FOR ANY DAMAGES TO CUSTOMER OR TO ANY OTHER PERSON OR ENTITY REGARDLESS OF THE FORM OF ACTION, WHETHER BASED ON CONTRACT, TORT, NEGLIGENCE, STRICT LIABILITY, PRODUCTS LIABILITY OR OTHERWISE, EVER EXCEED THE FEES PAYABLE BY CUSTOMER TO CNP UNDER THIS AGREEMENT OR IN THE CASE OF DAMAGES ARISING UNDER AN ATTACHMENT TO THIS AGREEMENT, THE FEES PAYABLE BY CUSTOMER TO CNP UNDER SUCH ATTACHMENT.

10. CNP Indemnification for Infringement. CNP shall defend and indemnify Customer and hold Customer harmless against any losses, expenses, damages, penalties, actions, claims, suits, or proceedings (including court costs and reasonable attorneys' fees) (each, an "CNP INDEMNIFIED CLAIM," to which Customer may become subject, brought by or as a result of a third party action to the extent that any such CNP Indemnified Claim is based upon Customer's use of the Deliverables or the Technology in accordance with the terms of this Agreement constitutes an infringement of any valid claim of any U.S. patent, any valid copyright, or any other intellectual property right recognized in the U.S. In the event that any CNP Indemnified Claim is initiated, Customer shall notify CNP within ten (10) days after it learns of the commencement of same, shall cooperate fully in the defense of any such CNP Indemnified Claim, at CNP's expense, and permit CNP or its insurance carrier to defend any CNP Indemnified Claim; provided, however, that CNP will not effect any settlement of any CNP Indemnified Claim for which Customer seeks indemnification hereunder without the prior written consent of Customer (which consent will not be unreasonably withheld or delayed) unless such settlement includes an unconditional release of Customer. Customer shall not compromise or settle any CNP Indemnified Claim, that is the subject of CNP's defense obligations without the prior written consent of CNP. Customer will have the right, at its cost, to participate in the defense of any claim, suit, or proceeding for which it seeks indemnification hereunder, with counsel of its choosing. Customer's failure to perform its obligations hereunder shall relieve CNP of its obligations hereunder. In the event of the commencement of such an action or if the commencement thereof appears likely to CNP, CNP shall have the right to: (i) attempt to obtain for Customer the right to continue using the Deliverables; (ii) modify or replace the Deliverables, provided that any modification or replacement does not result in a material degradation in performance or capabilities of the Deliverables; and (iii) require the return of the Deliverables, and give Customer a refund or credit only as otherwise provided in an Attachment to this Agreement. In the event that none of the aforementioned options are reasonably attainable, CNP shall have the right to terminate the applicable Attachment or schedule thereto. Except as otherwise specifically and unambiguously stated in an Attachment, the foregoing states CNP's sole responsibility and liability in respect to infringement. The provisions of this Section 10 relating to indemnification shall survive termination of this Agreement and the Attachments.

11. Customer Indemnification for Infringement. Customer shall defend and indemnify CNP and hold CNP harmless against any losses, expenses, damages, penalties, actions, claims, suits, or proceedings (including court costs and reasonable attorneys' fees) (each, a "CUSTOMER INDEMNIFIED CLAIM," to which CNP may become subject, brought by or as a result of a third party action to the extent that any such Customer Indemnified Claim is based upon the Customer Content constitutes an infringement of any valid claim of any U.S. patent, any valid copyright, or any other intellectual property right recognized in the U.S. In the event that any Customer Indemnified Claim is initiated, CNP shall notify Customer within ten (10) days after it learns of the commencement of same, shall cooperate fully in the defense of any such Customer Indemnified Claim, at Customer's expense, and permit Customer or its insurance carrier to defend any Customer Indemnified Claim; provided, however, that Customer will not effect any settlement of any Customer Indemnified Claim for which CNP seeks indemnification hereunder without the prior written consent of CNP (which consent will not be unreasonably withheld or delayed) unless such settlement includes an unconditional release of CNP. CNP shall not compromise or settle any Customer Indemnified Claim, that is the subject of Customer's defense obligations without the prior written consent of Customer. CNP will have the right, at its cost, to participate in the defense of any claim, suit, or proceeding for which it seeks indemnification hereunder, with counsel of its choosing. CNP's failure to perform its obligations hereunder shall relieve Customer of its obligations hereunder. Except as otherwise specifically and unambiguously stated in an Attachment, the foregoing states Customer's sole responsibility and liability in respect to infringement. The provisions of this Section 11 relating to indemnification shall survive termination of this Agreement and the Attachments.

12. (a) Customer General Indemnification. Customer shall defend and indemnify CNP and hold CNP harmless against any Customer Indemnified Claim arising from
(i) the activities of Customer's users' of the Deliverables ("End


--------------------------------------------------------------------------------
                    CNP, Inc. o Proprietary and Confidential

Users"), including without limitation, unauthorized disclosure of CNP's or third party proprietary information, so long as CNP has notified Customer of any such restrictions, (ii) any willful misconduct or fraud committed by Customer (including Customer's employees, agents or representatives) or End Users; (iii) any employment agreement, or other agreement, or state or federal law, with respect to current and past employees or independent contractors of Customer; or
(iv) any prior or current agreement between Customer and third parties with respect to the types of services provided by CNP to Customer hereunder. All other procedural provisions set forth in Section 12 shall apply.

     (b) CNP General Indemnification. CNP shall defend and indemnify Customer and hold Customer harmless against any Claim arising as a result of any willful misconduct or fraud committed by CNP (including CNP's employees, agents or representatives). All other procedural provisions set forth in Section 11 shall apply.

13. Termination Generally. This Agreement will commence on the date this Agreement is signed by both parties and will remain in effect until terminated as provided herein. The parties acknowledge that certain Attachments will terminate from time to time as expressly provided in this Agreement or the Attachment without otherwise affecting the rights and obligation of the parties under this Agreement.

14. Termination of Agreement. If there are no outstanding Attachments under which Deliverables are being provided or made available to Customer, upon thirty
(30) days written notice to the other, either party may terminate this Agreement as of the date specified in such notice of termination.

15. Termination of Attachment. If either party violates its obligations under any Attachment, then the other party may terminate such Attachment by sending written termination notice describing the noncompliance to the non-complying party. For noncompliance caused by failure to pay any sums due hereunder, the non-complying party shall have ten (10) calendar days, after the non-complying party's receipt of such notification, to cure any such noncompliance. For noncompliance caused by any other reason, the non-complying party shall have thirty (30) calendar days, after the non-complying party's receipt of such notification, to cure any such noncompliance. If noncompliance is not cured within the required period, the party providing termination notice shall have the right to terminate such Attachment, and any and all related schedules thereto.

16. Effect of Termination. Within thirty (30) days after the termination of an Attachment for any reason, (i) Customer will pay CNP for all Services performed by CNP in accordance with this Agreement up to the effective date of such termination and all other amounts owed by Customer to CNP under such Attachment not disputed in good faith; and (ii) except as otherwise set forth in this Agreement or the Attachments, Customer will return or destroy (as requested by CNP) all copies of the Technology, including Deliverables not otherwise owned or licensed under the Agreement, provided to Customer under such Attachment, including all documentation related thereto; and (iii) except as otherwise set forth in this Agreement or the Attachments, each party will return or destroy (as requested by CNP) all confidential information provided to such party under such Attachment by the other party. Upon the destruction or return of such materials, the complying party will provide the other party with a signed written statement certifying that it has destroyed or returned all the other party's property. Except as otherwise set forth in this Agreement or in the Attachments, upon termination of this Agreement for any reason, all rights and licenses granted by each party to the other party will immediately cease.

17. Trademarks And Trade Names. Nothing in this Agreement confers upon either party any right to use the other party's trade names and trademarks except as set forth under this Agreement. All use of such marks by either party will inure to the benefit of the owner of such marks, use of which will be subject to specifications controlled by the owner.

18. Press Release and Publicity. Customer agrees to (i) provide a quote and to authorize an announcement made by CNP of Customer's selection of the Technology;
(ii) assist and participate in a success story upon the successful implementation of the Technology; (iii) accept occasional reference calls from prospective customers; and (iv) allow site visits by prospective CNP customers with prior notification and approval by Customer during the term hereunder. Notwithstanding the foregoing, CNP will not issue a press release or public statement regarding this Agreement without the prior written consent of Customer, which consent shall not be unreasonably withheld or delayed.

19. Notices. All notices, requests, demands, and determinations under this Agreement (other than routine operational communications), shall be in writing and shall be deemed duly given (i) when delivered by hand; (ii) two days after being given to an express courier with a reliable system for tracking delivery;
(iii) when sent by confirmed facsimile with a copy sent by another means specified in this Section, or (iv) six days after the day of mailing, when mailed by United States mail, registered or certified mail, return receipt requested, postage prepaid, and addressed as follows:

If to CNP:        CNP, Inc.
                  5750 Wilshire Blvd., Suite 501
                  Los Angeles, CA 90036
                  Attn: Bishop Leatherbury, CFO
                  Facsimile: (323) 556-8710


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                    CNP, Inc. o Proprietary and Confidential
                  with a copy to
                  CNP, Inc.
                  5750 Wilshire Blvd., Suite 501
                  Los Angeles, CA 90036
                  Attn: Legal Department
                  Facsimile: (323) 556-8710


If to Customer:   ARTISTdirect, Inc.
                  5670 Wilshire Boulevard
                  Suite 200
                  Los Angeles, California 90036
                  Attn: Legal & Business Affairs Department
                  Facsimile: (323) 634-4299

A party may from time to time change its address or designee for notification purposes by giving the other prior written notice of the new address or designee and the date upon which it will become effective.

20. Assignments. Neither party may assign or delegate this Agreement or any of its licenses, rights or duties under this Agreement, directly or indirectly, by operation of law or otherwise, without the prior written consent of the other party, except in the event of a sale or other transfer of all or substantially all of the assigning party's assets or equity; provided, however, that the assignee has agreed to be bound by all the terms and condition of this Agreement, and such assignee is not a direct competitor of the non-assigning party.

21. Contractors. Any rights and obligations of CNP may, in CNP's reasonable discretion, be exercised through their employees and contractors, provided that such employees and contractors shall be under an obligation to maintain the confidentiality of, and to protect Customer's proprietary rights respecting, the confidential information of Customer, including without limitation, Customer Content, and provided that CNP shall be responsible for breach by any such contractor.

22. Nonsolicitation. During the term hereof and for a period of one (1) year after its termination or expiration, each party agrees that, without the prior written consent of the other party, it will not, directly or indirectly itself or by or through others, for any reason solicit for employment, or affirmatively assist any other person or entity in employing or soliciting for employment, any person who is an employee of or is otherwise utilized as a consultant or contractor by the other party during the two (2) years preceding such termination or expiration. Notwithstanding the foregoing, the parties acknowledge and agree that certain employees and/or contractors of Customer shall be retained as employees or engaged as contractors of CNP pursuant to a separate written agreement between CNP and such employee or contractor. The hiring and engaging of such personnel shall be subject to the written consent of CNP and Customer.

23. Compliance with Laws. Each party shall be responsible for compliance with all applicable laws, rules, and regulations. Customer agrees to keep such books and records and to take such other actions as may be required by applicable laws, rules, and regulations, and to comply with any applicable United States export laws, rules, and regulations. Notwithstanding anything to the contrary, Customer shall be solely responsible for obtaining any approvals, public performance rights or other licenses for display, distribution, performance and other uses of the Customer Content, including without limitation, payment of all royalties and other amounts owed third parties in connection therewith.

24. Force Majeure. Neither CNP nor Customer will be liable for failure to perform any of its respective obligations under this Agreement (other than the payment of fees) if such failure is caused by an event outside its reasonable control, including but not limited to, an act of God, war, or natural disaster.

25. Governing Law. This Agreement shall be exclusively construed, governed and enforced under the laws of the State of Georgia (without regard to rules governing conflict of laws). The parties agree that the United Nations Convention on Contracts for the International Sale of Goods shall not apply in any respect to this Agreement or the parties.

26. Venue. The parties agree that the exclusive venue for all actions, relating in any manner to this Agreement, shall only be in a federal or state court of competent jurisdiction located in Los Angeles County, California. Each party consents and submits to the personal jurisdiction of such courts and irrevocably waives any and all defenses inconsistent with this Section.

27. Survival. Any and all provisions, promises and warranties under this Agreement which by their nature or effect are required or intended to be observed, kept or performed after termination of this Agreement will survive the termination of this Agreement and remain binding upon and for the benefit of the parties hereto.

28. Miscellaneous. This Agreement, including the Attachments and any addendum hereto signed by the parties, constitutes the entire agreement between the parties regarding the subject matter hereof and supersedes all prior or contemporaneous agreements, negotiations, representations and proposals, written or oral, including without limitation that Letter of Intent between the parties dated on or about May 7, 2001. This Agreement does not operate as an acceptance of any conflicting or additional terms and conditions and will prevail over any conflicting or additional provision of any purchase order or any other instrument of Customer, it being understood that any purchase order issued by Customer will be for Customer's convenience only. This Agreement will not be construed to create any employment relationship, partnership, joint venture or agency relationship or to authorize any party to enter into any commitment or agreement binding on the other party. No delay or failure in exercising any right hereunder and no partial or single exercise thereof will be deemed to constitute a waiver of such right or any other


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                                     Page 5
rights hereunder. If any provision hereof is declared invalid by a court of competent jurisdiction, such provision will be ineffective only to the extent of such invalidity, so that the remainder of that provision and all remaining provisions of this Agreement will be valid and enforceable to the fullest extent permitted by applicable law. No modifications, additions, or amendments to this Agreement will be effective unless made in writing and signed by duly authorized representatives of the parties. This Agreement may be executed in any number of counterparts, each of which will be deemed an original but all of which together will be deemed for all purposes to constitute one and the same instrument. Signatures transmitted and received via facsimile or other electronic means will be treated as original signatures for all purposes of this Agreement.


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                    CNP, Inc. o Proprietary and Confidential
                                     Page 6

HOSTED PLATFORM LICENSE AGREEMENT

                                                 CNP, INC.
                                                 1465 Northside Drive, Suite 222
                                                 Atlanta, Georgia 30318

Agreement Number: _______

Date: __________



Customer Name:       ARTISTdirect, Inc.
Address:             5670 Wilshire Boulevard, Suite 200
City, State, Zip:    Los Angeles, California 90036

THIS HOSTED PLATFORM LICENSE AGREEMENT (this "HOSTED LICENSE AGREEMENT") is between CNP, INC. ("CNP") and the undersigned CUSTOMER. This Agreement and the Master Agreement establishes the general terms applicable to Customer's utilization of CNP's technology platform providing publishing, content and e-commerce solutions as more fully described in EXHIBIT A (the "CNP PLATFORM").

                          STANDARD TERMS AND CONDITIONS

1. CNP Obligation to Furnish Hosting Services; Customer Responsibilities. CNP will furnish to Customer the hosting services described more particularly in EXHIBIT A ("HOSTING SERVICES") in accordance with this Hosted License Agreement and the Service Level Agreement set forth in EXHIBIT E.

2. CNP Platform. Customer and its users END USERS (as defined in EXHIBIT C) may only access and use the CNP Platform in accordance with the CNP Platform License Terms and Conditions attached hereto as EXHIBIT C.

3. Payment. Customer shall pay CNP the fees described in EXHIBIT B ("FEES"). Transaction fees (if any) shall be set forth in EXHIBIT B and shall be calculated according to the transactions recorded by CNP's computer system, which shall be presumed correct. Such fees shall be payable to CNP by wire transfer or other reasonable method specified by CNP on or before the fifteenth
(15th) day of each calendar month for all Hosting Services performed by CNP during the immediately preceding calendar month.

4. Customer's Responsibilities. Customer is solely responsible for: (a) Customer's own data processing and transmission equipment including without limitation the requirements set forth in EXHIBIT D; (b) establishing and maintaining Customer's own data communication lines and equipment necessary to transmit data between Customer's equipment and the CNP Platform; (c) utilizing such data encryption procedures as are mutually agreed upon for the transmission of data to the CNP Platform; (d) providing at a reasonable time and in such format as may be reasonably requested by CNP, all Customer Content and other data or information required by CNP for the CNP Platform and related Hosting Services; (e) preserving the confidentiality of any identification numbers and passwords assigned and validated by CNP; (g) notifying CNP if Customer discovers a breach of CNP's security, but in no event will the preceding sentence obligate Customer to monitor CNP's security; (h) performing its obligations in connection with implementing the specific applications of Customer for the CNP Platform as mutually agreed to by the parties from time to time in project meetings and other communications; and (i) obtaining any and all necessary third party consents in connection with materials provided by Customer.

5. Confidentiality. All information, whether oral, visual or in physical form, received by Customer under this Hosted License Agreement shall be subject to the confidentiality terms agreed to by the parties under the Master Agreement. The CNP Platform shall be deemed confidential and proprietary information of CNP. The Customer Content shall be deemed confidential and proprietary information of Customer.

6. Title. CNP or its suppliers retain title and all proprietary and other rights in and to the systems, programs, operating instructions, documentation and proprietary information utilized in or by the CNP Platform. Customer and its suppliers retain title and all proprietary and other rights in and to the Customer Content.

7. SERVICES WARRANTY. CNP WARRANTS TO CUSTOMER THAT: (A) CNP SHALL MAINTAIN A BACK-UP SERVER TO CNP'S PRIMARY SERVER TO REDUCE THE RISK OF DELAYS AS A RESULT OF EQUIPMENT MALFUNCTION; (B) CNP WILL EMPLOY DUE CARE AND


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                                     Page 1

ATTENTION IN THE PREPARATION AND MAINTENANCE OF CNP'S PROGRAMS; (C) CNP WILL PERFORM ANY SERVICES IN A TIMELY AND WORKMANLIKE MANNER AND OF A QUALITY CONFORMING TO GENERALLY ACCEPTED INDUSTRY STANDARDS AND PRACTICES; AND (D) THE HOSTED PLATFORM SHALL PERFORM IN ACCORDANCE WITH THE SPECIFICATIONS SET FORTH IN EXHIBIT A AND THE SERVICE LEVEL AGREEMENT SET FORTH IN EXHIBIT E. THE WARRANTIES SET FORTH HEREIN ARE IN LIEU OF ALL OTHER WARRANTIES, AND CNP SPECIFICALLY DISCLAIMS ALL OTHER WARRANTIES WITH RESPECT TO THE SERVICES OR THE CNP PLATFORM PROVIDED OR MADE AVAILABLE HEREUNDER EXPRESSED OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. STATEMENTS MADE BY CNP'S SALES REPRESENTATIVES OR IN PROMOTIONAL MATERIALS DO NOT CONSTITUTE WARRANTIES.

8. LIMITATIONS OF LIABILITY. NEITHER PARTY IS LIABLE FOR INDIRECT, SPECIAL, CONSEQUENTIAL, OR PUNITIVE DAMAGES. EXCEPT AS OTHERWISE SET FORTH HEREIN, AND IN THE MASTER AGREEMENT, IN NO EVENT, SHALL THE TOTAL AGGREGATE LIABILITY OF EITHER PARTY FOR ANY CLAIMS, LOSSES OR DAMAGES ARISING UNDER THIS HOSTED LICENSE AGREEMENT OR SERVICES PERFORMED HEREUNDER EXCEED THE TOTAL AMOUNTS PAYABLE BY CUSTOMER TO CNP PURSUANT TO THIS HOSTED LICENSE AGREEMENT, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH POTENTIAL CLAIM, LOSS OR DAMAGE. NEITHER PARTY SHALL BE RESPONSIBLE FOR DELAYS IN RECEIPT OF INFORMATION FROM THE OTHER PARTY, PROCESSING OF SUCH PARTY'S INFORMATION BECAUSE OF CAUSES BEYOND SUCH PARTY'S REASONABLE CONTROL, INCLUDING, WITHOUT LIMITATION, EQUIPMENT MALFUNCTION, LIMITATIONS ON THE AVAILABILITY OF TELEPHONE OR OTHER TRANSMISSION FACILITIES, FAILURES OF COMMUNICATIONS EQUIPMENT, OR CUSTOMER'S FAILURE TO PROPERLY FORMAT AND TRANSMIT INFORMATION. CNP SHALL ALSO NOT BE RESPONSIBLE FOR ERRORS IN DATA ENTRY OR OTHER SERVICES, PROGRAMS, HARDWARE, DATA FILES, OR OUTPUT PROVIDED TO, OR MAINTAINED FOR, CUSTOMER RESULTING FROM ERRORS IN CUSTOMER'S INPUT DATA OR FROM CUSTOMER'S FAILURE TO COMPLY WITH THE TERMS AND CONDITIONS OF THIS AGREEMENT.

9. DISCLAIMER. ALL OTHER WARRANTY DISCLAIMERS, LIMITATIONS OF REMEDY AND LIMITATIONS OF LIABILITY IN THE MASTER AGREEMENT SHALL APPLY TO THIS AGREEMENT.

10. Indemnification. The indemnification obligations of the Master Agreement will apply to this Hosted License Agreement.

11. Infringing Materials. In the event CNP reasonably determines that any materials used by or in connection with the CNP Platform, including without limitation, Customer Content are infringing or otherwise violate applicable law or third party rights, CNP shall have the right to disable access to and/or remove such materials from the CNP Platform, while (when possible) still allowing end-users to access Customer's web sites; provided, however, that CNP will notify Customer immediately of any such disablement or removal, and, in the event that the infringing materials are Customer Content, Customer will have the right to substitute the infringing materials. The foregoing provision shall not otherwise affect any other rights and obligations of the parties under this Agreement or applicable law.

12. Term. This Agreement shall have an initial term of one (1) years ("INITIAL TERM"), which term shall be automatically extended for successive one (1) year terms (each a "RENEWAL TERM"), provided, however, that either party may terminate this Hosted License Agreement at any time after the Initial Term without cause and without breach of this Hosted License Agreement upon sixty
(60) days prior written notice. The effective date for any such termination shall be the end of the Initial Term or Renewal Term (as applicable). The Initial Term and each Renewal Term are collectively, referred to herein as the "TERM". Any termination of this Hosted License Agreement under this Section 12 shall be subject to the Transition Option more particularly described in Section 14.

13. Termination For Cause. Either party may terminate this Hosted License Agreement if the other party shall have materially breached this Hosted License Agreement and not cured such breach within thirty (30) days after written notice with respect thereto specifying such breach. Notwithstanding the foregoing, all termination rights and remedies related to a breach by CNP of the Services Level Agreement shall be set forth exclusively in Exhibit E.


14. ***** In the event Customer elects to exercise its *****, Customer shall submit written notice to CNP of such election, no later than ten (10) days following the effective date of *****. Such written notice shall specify the effective date of Customer's election ***** which date shall be no later than ninety (90) days following the effective date of *****.



[*] Confidential information has been omitted and separately filed with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


--------------------------------------------------------------------------------
                    CNP, INC. o Proprietary and Confidential

15. *****

16. Effect of Termination. Upon any termination of this Hosted License Agreement, Customer and End Users shall immediately cease all use of the CNP Platform and return to CNP (or destroy if requested by CNP) any and all copies of any related documentation in any form whatsoever and any and all copies of other proprietary information of CNP in Customer's or End Users possession or control; provided, however, that *****

17. *****

18. Source Code Rights. *****

[*] Confidential information has been omitted and separately filed with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


--------------------------------------------------------------------------------
                    CNP, INC. o Proprietary and Confidential
                                     Page 3

     IN WITNESS WHEREOF, the parties hereto have executed this Hosted License Agreement as of the ____ day of July, 2001.

ACCEPTED AND AGREED:

ARTISTDIRECT, INC.                        CNP, INC.


By:    /s/ KEITH YOKOMOTO                 By:    /s/ CHRIS MELTON
       -------------------------------           -------------------------------

Name:  Keith Yokomoto                     Name:
       -------------------------------           -------------------------------

Title: President                          Title: CEO
       -------------------------------           -------------------------------

Date:  8/14/01                            Date:  8/10/2001
       -------------------------------           -------------------------------



EXHIBITS:

EXHIBIT A         Description of CNP Platform and Hosting Services
EXHIBIT B         Fee Schedule
EXHIBIT C         CNP Platform License Terms and Conditions
EXHIBIT D         Customer Hardware and Software Requirements
EXHIBIT E         Level Agreement
EXHIBIT F         Source Code Escrow Fees
EXHIBIT G         Existing Equipment
EXHIBIT H         Warrant


--------------------------------------------------------------------------------
                    CNP, INC. o Proprietary and Confidential

                                    EXHIBIT A
                   DESCRIPTION OF PLATFORM AND HOSTED SERVICES

                               GENERAL DESCRIPTION




                                     *****


THIS EXHIBIT INCLUDES A GENERAL DESCRIPTION OF THE CNP PLATFORM. ALL FEATURES AND FUNCTIONS SPECIFIC TO CUSTOMER'S IMPLEMENTATION OF THE CNP PLATFORM SHALL BE SET FORTH IN A SEPARATE


[*] Confidential information has been omitted and separately filed with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


--------------------------------------------------------------------------------
                    CNP, INC. o Proprietary and Confidential

STATEMENT OF WORK AND SHALL BE SUBJECT TO PAYMENT OF ADDITIONAL FEES (IF ANY) SET FORTH THEREIN.

                             PLATFORM SPECIFICATIONS



                                     *****



ADDITIONAL HOSTING FEES AND CHARGES MAY APPLY FOR USAGE THAT EXCEEDS THE ABOVE SPECIFICATIONS.


[*] Confidential information has been omitted and separately filed with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.



--------------------------------------------------------------------------------
                    CNP, INC. o Proprietary and Confidential

                                    EXHIBIT B
                          HOSTED PLATFORM FEE SCHEDULE


I.   HOSTING FEES


     A. HOSTING FEE AMOUNT. Customer shall pay to CNP the amount of $***** (the "Hosting Fee") per month starting on the Commencement Date and continuing for the term of this Hosted License Agreement. For usage or requirements of customer in excess of the specifications identified in Exhibit A, additional fees and expenses may apply.


                                     *****


     B. COMMENCEMENT DATE. For purposes of this Hosted License Agreement, the "COMMENCEMENT DATE" shall mean August 1, 2001.

II.  TRANSITION AND TERMINATION

     A.   COSTS OF TRANSITION TO CNP PLATFORM


          (i)    *****

          (ii)   *****

          (iii)  *****

          (iv)   *****

          (v)    *****

          (vi)   *****

          (vii)  *****



[*] Confidential information has been omitted and separately filed with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


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                    CNP, INC. o Proprietary and Confidential

B.   COSTS OF TERMINATING CUSTOMER'S EXISTING HOSTING SERVICES AGREEMENTS


     (i)    *****



     (ii)   *****


C.   COSTS OF EQUIPMENT CONTRIBUTED BY CUSTOMER


     (i)    *****



     (ii)   *****


D.   ADDITIONAL TERMS


     (i)    *****



     (ii)   *****



[*] Confidential information has been omitted and separately filed with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.



--------------------------------------------------------------------------------
                    CNP, INC. o Proprietary and Confidential

     (iii)  *****


III. SUPPORT SERVICES COSTS.


     *****



[*] Confidential information has been omitted and separately filed with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.



--------------------------------------------------------------------------------
                    CNP, INC. o Proprietary and Confidential

                                    EXHIBIT C
                  HOSTED PLATFORM LICENSE TERMS AND CONDITIONS


THESE HOSTED PLATFORM LICENSE TERMS AND CONDITIONS ("TERMS AND CONDITIONS") are attached and made a part of that certain Hosted License Agreement between CNP, INC. ("CNP") and CUSTOMER. The Terms and Conditions, the Hosted License Agreement and the Master Agreement between CNP and Customer establish the general terms applicable to Customer's use of the CNP Platform. All capitalized terms not defined herein shall have the same meaning as set forth in the Hosted License Agreement and shall be incorporated herein by reference.


                          STANDARD TERMS AND CONDITIONS

1. Grant of License. CNP hereby grants to Customer a limited non-exclusive, non-transferable right and license to access and use, during the term hereof, the CNP Platform (in object code format only) and the related documentation more particularly described in EXHIBIT A as follows:

(a) Customer shall have the right to access the CNP Platform on and through the Internet for the internal use of Customer in operating the web sites of Customer and Artists. For purposes of this Agreement the term, "ARTIST" shall mean an artist who has entered into an agreement with Customer ("ARTIST AGREEMENT") for purposes of allowing Customer to operate a web site offering information, goods and services relating to such Artist on and through the Internet. All Artist Agreements shall contain terms and conditions that are least as protective of third party technology as the terms and conditions are protective of Customer's technology.


(b) *****

(c) *****


(d) Customer shall have the right to grant access to the CNP Platform to users on and through the Internet (collectively, "END USERS") for the limited purposes of allowing such End Users to access the websites of Customer and Artists in the ordinary course of viewing such websites on the Internet.

2. Ownership; Reservation of Rights. The CNP Platform is licensed and not sold to Customer. CNP reserves all rights not expressly granted herein. Without limiting the foregoing, all ownership rights in and to the CNP Platform and/or related documentation (and all copies thereof) shall solely vest in and be the property of CNP. No implied license or right of any kind is granted to Customer regarding the CNP Platform and/or related documentation. Except as expressly provided in this Hosted License Agreement, Customer shall not and shall not allow third parties to use, reproduce, copy, market, sell, distribute, transfer, translate, modify, adapt, disassemble, decompile or reverse engineer the CNP Platform and/or related documentation. Except as expressly provided in this Hosted License Agreement, Customer shall not use the CNP Platform and/or related documentation in an application services provider, service bureau, time-sharing or outsourcing capacity for the benefit of third parties.

3. Installation, Training and Support. Except as expressly provided under the Hosted License Agreement, CNP shall have no obligation to provide installation, training or support services for the CNP Platform.

4. CNP Platform Warranties. CNP warrants to Customer that the CNP Platform will conform to the user documentation provided to Customer in all material respects during the Term of the Hosted License Agreement.

5. DISCLAIMER. THE WARRANTIES SET FORTH UNDER THIS HOSTED LICENSE AGREEMENT ARE IN LIEU OF ALL OTHER WARRANTIES, AND CNP SPECIFICALLY DISCLAIMS ALL OTHER WARRANTIES WITH RESPECT TO THE PLATFORM AND SERVICES PROVIDED UNDER THIS HOSTED LICENSE AGREEMENT, EXPRESSED OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. STATEMENTS MADE BY CNP'S SALES REPRESENTATIVES OR IN PROMOTIONAL MATERIALS DO NOT CONSTITUTE WARRANTIES.

6. Customization. If Customer requests that CNP perform any modification or customization work for Customer and wishes to have the work product conform to


[*] Confidential information has been omitted and separately filed with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


--------------------------------------------------------------------------------
                    CNP, INC. o Proprietary and Confidential particular specifications, the same must be agreed to by CNP in writing; provided, however, that CNP will not unreasonably withhold or delay such agreement. All such work shall be performed by CNP pursuant to the Professional Services Agreement as signed by CNP and Customer.


7. Other Products. *****



[*] Confidential information has been omitted and separately filed with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


--------------------------------------------------------------------------------
                    CNP, INC. o Proprietary and Confidential

                                    EXHIBIT D
                   CUSTOMER HARDWARE AND SOFTWARE REQUIREMENTS




The recommended minimum workstation configuration for administration of the CNP Platform is as follows:


Pentium III

650 Mhz

128 MB RAM

10 GB hard rive

24X D-ROM

3.5" Floppy drive

56k Modem

10/100 Network Card

Mouse

Keyboard

17" monitor.


--------------------------------------------------------------------------------
                    CNP, INC. o Proprietary and Confidential

                                    EXHIBIT E
                                 SERVICE LEVELS


                            AMPLIFIED SERVICE LEVELS


1.   Service Level Goal; Service Level Agreement. *****

2.   Definitions. *****

     a.   *****

     b.   *****

     c.   *****

     d.   *****

     e.   *****

     f.   *****

     g.   *****

     h.   *****

     i.   *****

     j.   *****

3.   System Performance. *****

4.   Service Representative. *****

5.   Performance Problems. *****

6.   Downtime Event. *****

     a.   *****



[*] Confidential information has been omitted and separately filed with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


--------------------------------------------------------------------------------
                    CNP, INC. o Proprietary and Confidential

          i.     *****

          ii.    *****

          iii.   *****

          iv.    *****

     b.   *****

     c.   *****

     d.   *****

7.   Customer Cooperation. *****

8.   *****

9.   *****

10.  *****

11.  *****



[*] Confidential information has been omitted and separately filed with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


--------------------------------------------------------------------------------
                    CNP, INC. o Proprietary and Confidential

12.  SERVICE LEVEL EXCLUSIONS. *****



[*] Confidential information has been omitted and separately filed with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.



--------------------------------------------------------------------------------
                    CNP, INC. o Proprietary and Confidential

                                    EXHIBIT F


                                     *****



[*] Confidential information has been omitted and separately filed with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.



--------------------------------------------------------------------------------
                    CNP, INC. o Proprietary and Confidential
                                     Page 7

PROFESSIONAL SERVICES AGREEMENT

                                                 CNP, INC.
                                                 1465 Northside Drive, Suite 222
                                                 Atlanta, Georgia 30318

Agreement Number: _______

Date: __________


Customer Name:       ARTISTdirect, Inc.
Address:             5670 Wilshire Boulevard, Suite 200
City, State, Zip:    Los Angeles, California 90036

THIS PROFESSIONAL SERVICES AGREEMENT ("PROFESSIONAL SERVICES AGREEMENT") is between CNP, INC. ("CNP") and the undersigned CUSTOMER whereby CNP will provide professional services to be performed in accordance with the Master Agreement and the terms and provisions below.

                          STANDARD TERMS AND CONDITIONS

1. Master Agreement. The terms of the Master Agreement are made a part of this Professional Services Agreement by their reference herein. In the event of a conflict between this Professional Services Agreement and the terms of the Master Agreement, the terms of Master Agreement shall control and govern, unless expressly stated to the contrary.

2. Requests for Professional Services. CNP agrees to provide professional services ("PROFESSIONAL SERVICES") to Customer as set forth in a Request for Professional Services or other written statement of work (each a "REQUEST") signed by CNP and Customer, an example of which is attached as EXHIBIT A. The Requests will specify the nature of work to be performed, the specific responsibilities and activities required, the date on which the Professional Services will begin, and the type, length and location of the Professional Services. The Requests will also specify the nature of and specifications for any software, customizations, documentation, information or other materials (collectively "DELIVERABLES") developed by CNP or otherwise provided to Customer under this Professional Services Agreement. After execution by Customer, the Request will be attached to this Professional Services Agreement and made a part hereof.

3. Change Order. Any modifications to the specifications in a Request will require execution of a written and mutually agreed upon change order by CNP and Customer ("CHANGE ORDER"). Each Change Order complying with this section shall be deemed an amendment to the Request.

     a) Modifications. In the event that CNP in good faith, uncovers unforeseen factors in the development of such Change Order and determines that the same materially increases CNP's cost of performance hereunder, CNP shall notify Customer immediately in writing of such factors and seek Customer's approval in mitigating the factors by revising the specifications or price associated with the current Request.

     b) Rejection of Change Order. In the event that the parties cannot mutually agree, after using their best efforts, respectively, upon the Change Order, CNP reserves the right to terminate the Request. Upon such termination, Customer shall pay to CNP all fees for any Professional Services or Deliverables provided by CNP to Customer pursuant to a Request up to the point of such termination.

4. Customer Responsibilities. Customer shall cooperate with CNP during the term of this Professional Services Agreement and shall perform all duties and obligations of Customer identified in a Request. Customer shall designate an employee or agent as project manager who shall be assigned the primary responsibility for communicating with and providing necessary assistance to Customer during the term of this Professional Services Agreement.

5. Facilities. Upon reasonable advance notice by CNP and as set forth in a Request, Customer agrees to provide reasonable working space, computer machine time, materials and any other services and materials which may be necessary in connection with the performance of the Professional Services.


6.  Fees. *****



[*] Confidential information has been omitted and separately filed with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


--------------------------------------------------------------------------------
                    CNP, Inc. o Proprietary and Confidential

7. Travel and Other Expenses. Customer will reimburse CNP for all reasonable, actual, out-of-pocket travel, commuting, parking, lodging meals, costs of courier services, photocopying, communications charges, long distance telephone calls, materials and other expenses reasonably incurred by CNP in connection with the Professional Services. All travel and other expenses must be authorized in writing in advance by Customer and comply with Customer guidelines for such expenses.

8. Invoices. For Professional Services provided on an hourly basis, CNP will submit monthly invoices. For Professional Services provided on a fixed fee basis, CNP will submit invoices as provided under this Professional Services Agreement or as otherwise set forth in a Request. Invoices are payable in full within fifteen (15) days after Customer's receipt of an invoice.

9. Warranties. Limited Warranty for Professional Services. For the Warranty Period, CNP warrants that all Professional Services shall be performed in a timely and workmanlike manner and of a quality conforming to generally accepted industry standards and practices. Upon receipt of written notice from Customer describing a breach of the foregoing warranty in such reasonable detail as is requested by CNP, CNP shall, in CNP's sole discretion and expense, use commercially reasonable efforts to re-perform the services described in such written notice so as to conform to mutually agreed to specifications, or if no specifications exists, generally accepted industry standards and practices. The term "Warranty Period" shall mean a period of ninety (90) days commencing with the delivery of the Professional Services or Deliverables. EXCEPT AS PROVIDED UNDER THIS SECTION 9, CNP MAKES NO WARRANTY REGARDING THE SERVICES, EXPRESS, IMPLIED OR STATUTORY, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

10. MAXIMUM LIABILITY. EXCEPT FOR CNP'S INDEMNIFICATION OBLIGATIONS SET FORTH IN THE MASTER AGREEMENT, CNP'S LIABILITY ON ANY CLAIM OR LOSS OR LIABILITY ARISING OUT OF OR CONNECTED WITH THIS PROFESSIONAL SERVICES AGREEMENT SHALL IN ALL CASES BE LIMITED SOLELY TO CUSTOMER AND SHALL IN NO CASE EXCEED THE AMOUNTS PAID TO CNP BY CUSTOMER WITH RESPECT TO SUCH SERVICES.

11. DISCLAIMER. ALL OTHER WARRANTY DISCLAIMERS, LIMITATIONS OF REMEDY AND LIMITATIONS OF LIABILITY IN THE MASTER AGREEMENT SHALL APPLY TO THIS AGREEMENT.

12.  Ownership.

     (a) Platform Ownership: CNP, or its third party supplier, is the sole owner of all right, title and interest in all interfaces, supplements, modifications or enhancements to the CNP Platform developed by or on behalf of CNP ("Platform Deliverables") ), including but not limited to all copyrights, patents, trademarks, trade names, service marks, trade secrets, confidential information or other proprietary rights, and all goodwill associated with the Platform Deliverables will inure exclusively to the benefit of CNP.


     (b) Customer Ownership: *****


     (c) Residuals. Notwithstanding anything to the contrary, CNP shall retain shall the perpetual right to use, on a royalty-free basis, with the right of sublicense, to all ideas, concepts, tools, templates, methods, processes, know-how, and organization techniques used by CNP personnel in the development of the Customer-Owned Deliverables.

     (d) Other Development. The parties may from time to time enter into additional Requests. Except as otherwise agreed by the parties in such Request, the ownership provisions of this Section 12 shall apply.

13. Confidential Information. All information, whether oral, visual or in physical form, received by Customer under this Professional Services Agreement shall be subject to the confidentiality terms agreed to by the parties under the Master Agreement or otherwise in writing. Notwithstanding anything to the contrary, the Deliverables shall be deemed confidential and proprietary information of the owner of such Deliverables.

14. Termination. This Professional Services Agreement will commence on the Effective Date and will remain in effect until terminated as provided herein.

     a) Either party may terminate this Professional Services Agreement for convenience upon ninety (90) days notice to the other party.

     b) CNP may terminate this Professional Services Agreement upon ten (10) days prior written notice to Customer for nonpayment of any invoice or other amount owed to CNP hereunder.

     c) Either party may terminate this Professional Services Agreement upon the occurrence of a material breach hereof by the other party, which material breach has not been cured within thirty (30) days after the date of written notice to the breaching party.

     d) If either party terminates this Professional Services Agreement then Customer shall pay CNP for Professional Services performed and Deliverables provided in accordance with this Agreement prior to the effective date of such termination ("TERMINATION DATE"). If payment under a Request was on a fixed-fee basis, then Customer shall pay CNP on a time-and-materials basis according to CNP's then-current time-and-materials rates for Professional Services


[*] Confidential information has been omitted and separately filed with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


--------------------------------------------------------------------------------
                    CNP, Inc. o Proprietary and Confidential performed by CNP that were not paid for prior to the Termination Date; provided, however, that all fees paid and owed under the Requests shall not exceed the applicable fixed fee set forth in the Request. Customer shall make such payments to CNP no later than thirty (30) days after the Termination Date.

ACCEPTED AND AGREED:

ARTISTDIRECT, INC.]                       CNP, INC.


By:    /s/ KEITH YOKOMOTO                 By:    /s/ CHRIS MELTON
       -------------------------------           -------------------------------

Name:  Keith Yokomoto                     Name:
       -------------------------------           -------------------------------

Title: President                          Title: CEO
       -------------------------------           -------------------------------

Date:      8/14/01                        Date:      8/10/2001
       -------------------------------           -------------------------------


--------------------------------------------------------------------------------
                    CNP, Inc. o Proprietary and Confidential

                                    EXHIBIT A

PROFESSIONAL SERVICES AGREEMENT
REQUEST FOR SERVICES

                                     SAMPLE

                                                 CNP, INC.
                                                 1465 Northside Drive, Suite 222
                                                 Atlanta, Georgia 30318

Agreement Number: _______
Request Number: _______
Date: __________


Customer Name:

Address:

City, State, Zip:



In accordance with the Professional Services Agreement ("PROFESSIONAL SERVICES AGREEMENT") between CNP and CUSTOMER", Customer requests that CNP provide the following professional services:

GENERAL DESCRIPTION OF INSTALLATION/ON-SITE ASSISTANCE TO BE PERFORMED BY CNP FOR CUSTOMER:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SPECIFIC CNP RESPONSIBILITIES AND ACTIVITIES REQUIRED:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SPECIFIC CUSTOMER RESPONSIBILITIES AND ACTIVITIES REQUIRED:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ITEMS TO BE DELIVERED BY CNP:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

HOURLY RATE: ________________


PROJECT INITIATION DATE (INSTALLATION/ON-SITE ASSISTANCE):

Beginning _____ days from contract signing

ESTIMATED PROJECT DURATION PERIOD:

From:_______________________

To:_________________________


--------------------------------------------------------------------------------
                    CNP, Inc. o Proprietary and Confidential

LOCATION OF ASSIGNMENT:  ____________________________

OTHER COMMENTS:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

ACCEPTED AND AGREED:

ARTISTdirect, Inc.                        CNP, INC.

By:                                       By:
       -------------------------------           -------------------------------

Name:                                     Name:
       -------------------------------           -------------------------------

Title:                                    Title:
       -------------------------------           -------------------------------

Date:                                     Date:
       -------------------------------           -------------------------------



--------------------------------------------------------------------------------
                    CNP, Inc. o Proprietary and Confidential

                                    EXHIBIT B

            CNP PROFESSIONAL SERVICES STANDARD HOURLY RATES SCHEDULE



          DESCRIPTION                            RATE PER HOUR

          ENGINEERING

          Engineering Executive/Architect            *****
          Director, Engineering                      *****
          Sr Software Engineer                       *****
          Software Engineer                          *****
          Technical Director                         *****
          Sr Web Developer                           *****
          Web Developer                              *****
          Sr Database Administrator                  *****
          Sr Database Engineer                       *****
          QA Director                                *****
          Sr QA Engineer                             *****
          QA Engineer                                *****

          OPERATIONS

          Director, Operations                       *****
          Network/Operations Engineer                *****
          Webmaster                                  *****

          DELIVERY SERVICES

          Project Executive                          *****
          Project Director                           *****
          Project Manager                            *****


The rates listed above are subject to change in accordance with the terms and conditions of the Professional Services Agreement.


[*] Confidential information has been omitted and separately filed with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


--------------------------------------------------------------------------------
                    CNP, Inc. o Proprietary and Confidential

PROFESSIONAL SERVICES AGREEMENT
REQUEST FOR SERVICES

                                                 CNP, INC.
                                                 1465 Northside Drive, Suite 222
                                                 Atlanta, Georgia 30318

Agreement Number: _______
Request Number: 1
Date: __________


Customer Name:       ARTISTdirect
Address:             5670 Wilshire Blvd, Suite 200
City, State, Zip:    Los Angeles, CA 90036



In accordance with the Professional Services Agreement ("PROFESSIONAL SERVICES AGREEMENT") between CNP and CUSTOMER", Customer requests that CNP provide the following professional services:

GENERAL DESCRIPTION OF INSTALLATION/ON-SITE ASSISTANCE TO BE PERFORMED BY CNP FOR CUSTOMER:

SEE ATTACHED

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SPECIFIC CNP RESPONSIBILITIES AND ACTIVITIES REQUIRED:

SEE ATTACHED

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SPECIFIC CUSTOMER RESPONSIBILITIES AND ACTIVITIES REQUIRED:

SEE ATTACHED

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ITEMS TO BE DELIVERED BY CNP:

SEE ATTACHED

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

HOURLY RATE: Except as otherwise provided in the Agreement or in another Request, all services are included in the Hosting Fee described in the Hosted Platform License Agreement.


PROJECT INITIATION DATE (INSTALLATION/ON-SITE ASSISTANCE): Within ten (10) days of the effective date of the Hosted Platform License Agreement

ESTIMATED PROJECT DURATION PERIOD:

SEE ATTACHED

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                    CNP, Inc. o Proprietary and Confidential

LOCATION OF ASSIGNMENT: CNP facilities

OTHER COMMENTS:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

ACCEPTED AND AGREED:

ARTISTDIRECT, INC.                        CNP, INC.

By:                                       By:
       -------------------------------           -------------------------------

Name:                                     Name:
       -------------------------------           -------------------------------

Title:                                    Title:
       -------------------------------           -------------------------------

Date:                                     Date:
       -------------------------------           -------------------------------


--------------------------------------------------------------------------------
                    CNP, Inc. o Proprietary and Confidential

                STATEMENT OF WORK FOR REQUEST FOR SERVICES NO. 1

PHASE I


*****



PHASE II


*****



[*] Confidential information has been omitted and separately filed with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


--------------------------------------------------------------------------------
                    CNP, Inc. o Proprietary and Confidential

*****




[*] Confidential information has been omitted and separately filed with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


--------------------------------------------------------------------------------
                    CNP, Inc. o Proprietary and Confidential

*****




SCHEDULE AND CUSTOMER RESPONSIBILITIES


*****


FUTURE PHASES


*****



[*] Confidential information has been omitted and separately filed with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


--------------------------------------------------------------------------------
                    CNP, Inc. o Proprietary and Confidential

PLATFORM LICENSE AND MAINTENANCE AGREEMENT

                                                 CNP, INC.
                                                 1465 Northside Drive, Suite 222
                                                 Atlanta, Georgia 30318

Agreement Number: _______

Date: __________



This PLATFORM LICENSE AND MAINTENANCE AGREEMENT ("PLATFORM LICENSE AGREEMENT") is between CNP, INC. ("CNP") and the undersigned CUSTOMER. This Platform License Agreement and the Master Agreement establishes the general terms applicable to Customer's utilization of certain CNP technology components providing publishing, content and e-commerce solutions (the "LICENSED PLATFORM COMPONENTS").

                          STANDARD TERMS AND CONDITIONS


1. Transition Option Date. This Platform License Agreement shall be effective on the Transition Option Date. For purposes of this Platform License Agreement, the term "TRANSITION OPTION DATE" shall have the meaning ascribed in the Hosted Platform License Agreement for the term "Transition Option Date".

2. Delivery and Acceptance. Within ten (10) days of the Transition Option Date, CNP shall deliver to Customer the most current version of those CNP Licensed Platform Components identified in Exhibit A to this Platform License Agreement (the "Licensed Platform Components"). Customer acknowledges and agrees that Customer has had an opportunity to review the Licensed Platform Components and has independently determined that Licensed Platform Components will meet its requirements. The Licensed Platform Components shall be deemed accepted upon delivery.

3. License Grant. Effective as of the Transition Option Date, CNP grants Customer a limited, nonexclusive, and non-transferable license to use the Licensed Platform Components only as follows:

     (a)  in executable code form (except as provided in Section 4);

     (b) the number of copies specified in Exhibit B to this Platform License Agreement;

     (c)  on servers owned or controlled by Customer; and

     (d) for the internal business purposes of Customer as further described in the Hosted Platform Agreement.

4. Source Code Rights. Upon the occurrence of a release condition under an escrow agreement (if any) between CNP and Customer ("ESCROW AGREEMENT"), Customer shall have the right to use the source code for the Licensed Platform Components; provided, however, that such use shall be limited to internal purposes for correcting defects and creating enhancements for use by Customer in accordance with this Platform License Agreement, and not for purposes of licensing, sublicensing, distributing or making available the Licensed Platform Components, or any enhancements or other derivative works to third parties.

5. Use Restrictions. Customer may not decompile, reverse compile, or reverse engineer the Licensed Platform Components. In addition, Customer may not copy Licensed Platform Components, except for a single back-up copy of the Licensed Platform Components, without the express written consent of CNP. Customer shall not permit any third party access to Licensed Platform Components except as otherwise permitted under the Hosted Platform License Agreement, and may use Licensed Platform Components only at the facilities of Customer or at facilities otherwise agreed to in writing by CNP. Customer may not assign, transfer, sell, license, sublicense or grant any rights to or interest in Licensed Platform Components to any third party. Customer will comply with all terms and conditions packaged with or accompanying any third party software (if any) furnished to Customer under this Platform License Agreement.

6. Term of Agreement. This Platform License Agreement shall commence on the Transition Option Date and shall continue for so long as Customer complies with the terms and conditions herein, including payment of all one-time fees or recurring license fees, maintenance fees and other fees under this Platform License Agreement.


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7.   Maintenance.

     a) New Versions. CNP may offer maintenance services for Licensed Platform Components in its exclusive discretion ("Maintenance"). As part of Maintenance, CNP may issue modifications to Licensed Platform Components in the form of updates, enhancements or bug-fixes (the "New Versions"). So long as Customer has paid the maintenance fees described herein and has not otherwise breached this Platform License Agreement, CNP shall furnish to Customer any New Versions made generally available to its customers without payment of additional license fees. Customer shall be solely responsible for the implementation of and the compatibility of all New Versions. All of the terms and conditions of this Platform License Agreement shall apply to such New Versions.

     b) Consulting. CNP may agree to provide software consulting services to Customer in connection with Licensed Platform Components. All such services shall be provided under the Professional Services Agreement at CNP's prevailing rates in accordance with a written statement of work agreed to in advance by the parties.

8.   Payments to CNP.

     a) License Fees. During the term of this Agreement, Customer shall pay to CNP, as a monthly license fee for Licensed Platform Components, the amounts set forth in Exhibit B to this Platform License Agreement. Additional sites or usage may be added to this Platform License Agreement upon the mutual agreement of the parties and at the then-current license and maintenance fees of CNP.

     b) Maintenance Fees. Maintenance fees for Licensed Platform Components are paid monthly in advance. The monthly fee for Maintenance for the first year following the Transition Option Date is set forth in Exhibit B to this Platform License Agreement. CNP shall invoice Customer for Maintenance on a monthly basis for the first year following the Transition Option Date. Thereafter, maintenance shall renew for an additional one-year term on each anniversary of the Transition Option Date unless Customer provides at least thirty (30) days notice of termination prior to such date. Reinstatement of Maintenance following termination by Customer shall be subject to the exclusive discretion of CNP and to payment of additional fees as determined by CNP.

9. Termination Rights. Either party shall have the right to terminate this Platform License Agreement due to a material breach by the other that is not cured within thirty (30) days after written notice of such breach.

10. Effect of Termination. Following termination of this Platform License Agreement for any reason, Customer's right to use Licensed Platform Components shall terminate, and Customer shall remove any and all copies of Licensed Platform Components from its computer systems and, together with all associated documentation, and return them to CNP.

11. Warranties. LICENSED PLATFORM COMPONENTS AND ALL SERVICES ARE PROVIDED "AS IS" WITHOUT WARRANTY OF ANY KIND. CNP MAKES NO OTHER WARRANTY OF ANY KIND WHATSOEVER, EXPRESS OR IMPLIED EXPRESSLY DISCLAIMS ALL OTHER WARRANTIES, INCLUDING WITHOUT LIMITATION, TITLE, SECURITY, NON-INFRINGEMENT, AVAILABILITY, ACCURACY, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

12. LIMITATIONS OF LIABILITY. CNP SHALL NOT BE LIABLE TO CUSTOMER OR ANY OTHER PERSON OR ENTITY FOR ANY INDIRECT, CONSEQUENTIAL, EXEMPLARY, INCIDENTAL, OR PUNITIVE DAMAGES UNDER THIS PLATFORM LICENSE AGREEMENT (INCLUDING BUT NOT LIMITED TO LOST BUSINESS PROFITS AND LOSS, DAMAGE OR DESTRUCTION OF DATA) REGARDLESS OF THE FORM OF THE ACTION, WHETHER IN CONTRACT OR IN TORT, INCLUDING NEGLIGENCE, AND REGARDLESS OF WHETHER SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES IN ADVANCE OR WHETHER SUCH DAMAGES ARE REASONABLY FORESEEABLE. NOTWITHSTANDING THE FOREGOING, THE LIABILITY OF CNP FOR ANY REASON AND FOR ANY CAUSE OF ACTION WHATSOEVER SHALL NOT EXCEED THE AMOUNTS PAID BY CUSTOMER TO CNP UNDER THIS PLATFORM LICENSE AGREEMENT DURING THE TWELVE (12) MONTHS PRECEDING THE EVENT GIVING RISE TO LIABILITY.


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     IN WITNESS WHEREOF, the parties hereto have executed this Platform License and Maintenance Agreement as of the ____ day of July, 2001.

ACCEPTED AND AGREED:

ARTISTDIRECT, INC.                        CNP, INC.


By:    /s/ KEITH YOKOMOTO                 By:    /s/ CHRIS MELTON
       -------------------------------           -------------------------------

Name:  Keith Yokomoto                     Name:
       -------------------------------           -------------------------------

Title: President                          Title: CEO
       -------------------------------           -------------------------------

Date:  8/14/01                            Date:  8/10/2001
       -------------------------------           -------------------------------



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                                    EXHIBIT A

                          LICENSED PLATFORM COMPONENTS

The "LICENSED PLATFORM COMPONENTS" shall mean those certain components of the CNP Platform licensed by CNP to Customer under the Hosted License Agreement, including any Platform Deliverables developed by CNP under the Professional Services Agreement, but excluding any Third Party Technology.


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                                    EXHIBIT B

                          LICENSE AND MAINTENANCE FEES


1.  Licensed Platform Components License Fee:           $***** per month

2.  License Platform Components Maintenance Fee:        $***** per month

[*] Confidential information has been omitted and separately filed with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


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